Fair Value of Financial Instruments Not Accounted For at Fair Value	12 Months Ended
Dec. 31, 2021
Investments, All Other Investments [Abstract]
Fair Value of Financial Instruments Not Accounted For at Fair Value
5. Fair Value of Financial Instruments Not Accounted For at Fair Value
The principal financial assets of the Company as of December 31, 2020, and 2021 consist of cash, cash equivalents and restricted cash and accounts receivable. The principal financial liabilities of the Company as of December 31, 2020 and 2021 consist of accounts payable, accrued expenses and other liabilities, secured term loan facilities, revolving credit facilities, the 2020 Bonds and the 2018 Bonds.
The carrying values of cash, cash equivalents and restricted cash, accounts receivable, accounts payable, accrued expenses and other liabilities are reasonable estimates of their fair value due to the short-term nature or liquidity of these financial instruments.
Fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or a liability. The fair value accounting standard establishes a three tier fair value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:
Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2—Include other inputs that are directly or indirectly observable in the marketplace.
Level 3—Unobservable inputs which are supported by little or no market activity.
The 2020 Bonds and the 2018 Bonds are classified as a level two liability and the fair values have been calculated based on the most recent trades of the bond on the Oslo Børs prior to December 31, 2021. Theses trades are infrequent and therefore not considered to be an active market. The 2018 Bonds are denominated in Norwegian Kroner (“NOK”) and the fair value has been translated to the functional currency of the Company using the prevailing exchange rate as at December 31, 2021.
The fair value of secured term loan facilities and revolving credit facilities is estimated to approximate the carrying value in the balance sheet since it bears a variable interest rate, which is reset on a quarterly basis. This has been categorized at level two on the fair value measurement hierarchy as at December 31, 2021.
The following table includes the estimated fair value and carrying value of those assets and liabilities where the fair value does not approximate to carrying value. The table excludes cash, cash equivalents and restricted cash, accounts receivable, accounts payable, accrued expenses and other liabilities because the fair value approximates carrying value and, for accounts receivable and payable, are due in one year or less.

	December 31, 2020			December 31, 2021
Fair Value Hierarchy Level	Fair Value Hierarchy Level	Carrying Amount Asset (Liability)	Fair Value Asset (Liability)	Carrying Amount Asset (Liability)	Fair Value Asset (Liability)
		(in thousands)
2018 Bonds (note 12)	Level 2	(70,299)	(72,672)	(68,154)	(69,970)
2020 Bonds (note 13)	Level 2	(100,000)	(103,500)	(100,000)	(104,000)
Secured term loan facilities and revolving credit facilities (note 11)	Level 2	(685,930)	(685,930)	(815,942)	(815,942)